-1x Short VIX Mid-Term Futures Strategy ETF
Schedule of Investments
as of May 31, 2024 (Unaudited)

SHORT-TERM INVESTMENTS – 79.6%
Money Market Funds – 79.6%	Shares
First American Government Obligations Fund - 5.23%(a)	6,253,490	$6,253,490
TOTAL SHORT-TERM INVESTMENTS (Cost $6,253,490)		6,253,490

TOTAL INVESTMENTS - 79.6% (Cost $6,253,490)		$6,253,490
Other Assets in Excess of Liabilities – 20.4%(b)		1,607,159
TOTAL NET ASSETS - 100.0%		$7,860,649

Percentages are stated as a percent of net assets.

(a)	The rate shown represents the 7-day effective yield as of May 31, 2024.
(b)	Includes cash of $1,586,098 that is pledged as collateral for futures contracts.

-1x Short VIX Mid-Term Futures Strategy ETF
Schedule of Futures Contracts
as of May 31, 2024 (Unaudited)

Description	Contracts Sold	Expiration Date	Notional	Value / Unrealized Appreciation (Depreciation)
CBOE Volatility Index	(95)	09/18/2024	$1,482,000	$87,085
CBOE Volatility Index	(155)	10/16/2024	2,764,611	232,869
CBOE Volatility Index	(155)	11/20/2024	2,610,216	72,037
CBOE Volatility Index	(60)	12/18/2024	1,016,442	4,124
Total Unrealized Appreciation (Depreciation)				$396,115

Volatility Shares Trust
-1x Short VIX Mid-Term Futures Strategy ETF (Consolidated)
Notes to Schedule of Investments
May 31, 2024 (Unaudited)

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The disclosure requirements establish a fair value hierarchy that distinguishes between:
(1) market participant assumptions developed based on market data obtained from sources independent of the Fund
(observable inputs); and (2) the Fund's own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the disclosure requirements hierarchy are as follows:

Level I — Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.
Level II — Inputs other than quoted prices included within Level I that are observable for the asset or liability, either directly or indirectly. Level II assets include the following: quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market-corroborated inputs).
Level III — Unobservable pricing input at the measurement date for the asset or liability. Unobservable inputs shall be used to measure fair value to the extent that observable inputs are not available.
In some instances, the inputs used to measure fair value might fall in different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest input level that is significant to the fair value measurement in its entirety.
Fair value measurements also require additional disclosure when the volume and level of activity for the asset or liability have significantly decreased, as well as when circumstances indicate that a transaction is not orderly.
The following table summarizes the valuation of investments on May 31, 2024 (unaudited) using the fair value hierarchy:

	Level 1	Level 2	Level 3	Total
Investments:
Money Market Funds	6,253,490	–	–	6,253,490
Total Investments	6,253,490	–	–	6,253,490

Other Financial Instruments*:
Futures	396,115	–	–	396,115
Total Other Financial Instruments	396,115	–	–	396,115

* The fair value of the Fund's investment represents the net unrealized appreciation (depreciation) as of May 31, 2024.

Refer to the Schedule of Investments for additional information.